UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2025

URBAN-GRO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39933	46-5158469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1751 Panorama Point, Unit G Lafayette, Colorado	80026
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 390-3880

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.001 per share	UGRO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

As previously disclosed, on December 13, 2023, UG Construction, Inc. d/b/a Emerald Construction Management, Inc. (“UG Construction”), a wholly owned subsidiary of urban-gro, Inc. (the “Company”), entered into an asset based revolving Loan Agreement (the “Line of Credit”) with Gemini Finance Corp. (“Lender”), pursuant to which Lender extended to UG Construction a secured line of credit in an amount not to exceed $10,000,000. Also as previously disclosed, on July 31, 2025, the Lender issued a notice of default to UG Construction claiming that UG Construction was in default under the Line of Credit. The notice indicated that the remaining outstanding amount due under the Line of Credit of approximately $1.76 million is immediately due and payable with default of 1% per week accruing from the June 16, 2025 date of default claimed by the Lender.

On August 21, 2025, the Company received a notification from the Lender stating that the Lender would proceed with a foreclosure and private sale of substantially all of the assets of UG Construction in an Article 9 sale process, pursuant to Section 9601 et seq. of the California Commercial Code (the “Asset Sale”). The Asset Sale is expected to occur on September 4, 2025.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As previously reported, on May 21, 2025, the Company received a notice (the “Notice”) from The Nasdaq Stock Market LLC (“Nasdaq”) stating that because the Company had not yet filed its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2025 (the “Form 10-Q”) or its Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “Form 10-K”), the Company continued to be out of compliance with Nasdaq Listing Rule 5250(c)(1). Nasdaq Listing Rule 5250(c)(1) requires listed companies to timely file all required periodic financial reports with the Securities and Exchange Commission.

On August 18, 2025, the Company received a determination letter (the “Determination”) from Nasdaq stating that Nasdaq had determined that the Company did not file the Form 10-K and the Form 10-Q by August 15, 2025, the date required for the delinquent filings by an exception previously received from Nasdaq staff. The Determination stated that, as a result, unless that Company timely requests an appeal, the trading of the Company’s common stock (the “Common Stock”) will be suspended at the opening of business on August 27, 2025 and (iii) a Form 25-NSE will be filed with the SEC, which will remove the Company’s securities from listing and registration on Nasdaq.

The Determination also stated that the Company is not in compliance (i) with Listing Rule 5250(c)(1) due to the Company’s delay in filing its Quarterly Report on Form 10-Q for the period ended June 30, 2025, and (ii) with Listing Rule 5550(b)(1), which requires the Company to maintain minimum stockholders’ equity of $2.5 million. As previously reported, on February 24, 2025, Nasdaq notified the Company that it was not in compliance with Listing Rule 5550(b)(1) due to having stockholders’ equity of less than $2.5 million.

The Determination informed the Company that it may appeal the decision to a Hearings Panel (the “Panel”). If the Company chooses to appeal, the request must be received by Nasdaq no later than 4:00 p.m. Eastern Time on August 25, 2025. The Company intends to request a hearing before the Panel, and this request will stay the suspension of the Company’s Common Stock for a period of 15 days from the date of the request. In connection with this request, the Company plans to also request a stay of the suspension pending the hearing (the “Additional Stay”).

There can be no assurance that the Company will be able to regain compliance with Nasdaq Listing Rules 5250(c)(1) and/or 5550(b)(1), or will otherwise be in compliance with other applicable Nasdaq Listing Rules, that the request for the Additional Stay will be granted, or that the Company’s appeal of the delisting determination will be successful.

Cautionary Statement Regarding Forward-Looking Statements

The information in this Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “aim,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to, the Company’s ability to return to and maintain compliance with Nasdaq continued listing standards; and those factors discussed in the Company’s other filings with the SEC. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of the documents to be filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward- looking statements, and while the Company may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, unless required by applicable law. The Company does not give any assurance that the Company will achieve its expectations.

Item 7.01. Regulation FD Disclosure.

On August 22, 2025, the Company issued a press release disclosing the receipt of the Determination referenced above. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, unless specifically identified as being incorporated therein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
99.1	Press Release dated August 22, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URBAN-GRO, INC.

Date: August 22, 2025	By:	/s/ Bradley Nattrass
Bradley Nattrass
Chairperson of the Board of Directors and Chief Executive Officer

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